                                                                 EXHIBIT 10.14.5





                                 AMENDMENT NO. 4
                  TO THE AMENDED AND RESTATED CREDIT AGREEMENT

                                 AMENDMENT NO. 4

         This Amendment No. 4 dated as of January 19, 2001 ("Amendment") is among Schweitzer-Mauduit International, Inc., a Delaware corporation ("Company" or "Guarantor"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), PDM Industries, S.N.C., a French corporation ("PDM", together with the Company and SMF, the "Borrowers"), the banks party hereto ("Banks") and Societe Generale, as agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrowers, the Guarantor, the Banks and the Agent are party to the Amended and Restated Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 dated as of January 29, 1999, Amendment No. 2 dated as of May 6, 1999 and Amendment No. 3 dated as of January 7, 2000 (as amended, the "Credit Agreement").

         B. The Borrowers have requested that the Banks agree to (1) extend the Maturity Date of the U.S. Revolving Commitments and the French Revolving Commitments under the Credit Agreement from January 26, 2001 to January 25, 2002, (2) substitute the Euro for French Francs as a permitted Currency under the Credit Agreement and (3) make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrowers, the Guarantor, the Agent and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments. Upon the satisfaction of each of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the date "January 26, 2001" in the definition of "Maturity Date" and replacing it with the date "January 25, 2002";

                  (ii) by deleting the percentage ".75%" in the definition of "Applicable Margin" and replacing it with the percentage ".90%";

                  (iii) by deleting the following definitions and replacing them in their entirety as follows:

                  "Applicable Lending Office" means, with respect to each Bank, such Bank's U.S. Lending Office in the case of a U.S. Base Rate Advance, such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance, and such Bank's Eurocurrency Lending Office in the case of a Eurocurrency Rate Advance.

                  "Business Day" means, (a) with respect to U.S. Base Rate Advances, a day of the year on which banks are not required or authorized to close in Atlanta, Georgia, New York City or Dallas, Texas, (b) with respect to Eurodollar Rate Advances, a day of the year on which banks are not required or authorized to close in Atlanta, Georgia, New York City, Dallas, Texas or London, England, and (c) with respect to Eurocurrency Rate Advances, a day of the year on which banks are not required or authorized to close in Atlanta, Georgia, London, England or Paris, France.

                  "Currency" means, Dollars or Euros, as applicable.

                  "Eurocurrency Rate" means, for the Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing, (a) the interest rate per annum equal to the offered quotation which appears on the page of the Telerate Screen which displays the rate of the Banking Federation of the European Union for the Euro (being currently page "248") at or about 11:00 a.m. (Brussels time) two Business Days before the first day of such Interest Period and for a period equal to such Interest Period or, if such page of such service shall cease to be available, such other page or such other service for the purpose of displaying an average rate of the Banking Federation of the European Union as the agent, after consultation with the Banks and the Guarantor, shall select; or (b) if no quotation for the Euro for the relevant Interest Period is displayed and the Agent has not selected an alternative service on which a quotation is displayed, the arithmetic mean (rounded upwards to four decimal places) of the rates (as notified to the Agent) at which each of the Reference Banks was offering to prime banks in the European Interbank Market deposits in Euro of an equivalent amount for such Interest Period at or about 11:00 a.m. (Brussels time) two Business Days before the first day of such Interest Period.

                  "Fixed Rate Advance" means any Eurodollar Rate Advance or Eurocurrency Rate Advance.

                  "French Revolving Advance" means any advance by a Bank to a French Borrower as part of a French Revolving Borrowing and refers to a Eurocurrency Rate Advance.

                  "French Revolving Commitment" means, for each Bank, the amount in Euros set opposite such Bank's name on the signature pages of the Fourth Amendment as its French Revolving Commitment or, if such Bank has entered into any Assignment and Acceptance after the date of the Fourth Amendment, set forth for such Bank as its French Revolving Commitment in the Register maintained by the Agent pursuant to Section 10.06(c).

                  "French Term Advance" means all advances previously made by a Bank to SMF described in Section 2.01(c)(ii) and refers to Eurocurrency Rate Advances.

                  "Interest Period" means, for each Fixed Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any existing Advance into such an Advance and ending on the last day of the period selected by a Borrower pursuant to the provisions below and Section 2.02 and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below and Section 2.02. The duration of each such Interest Period shall be one, two, three, or six months, in each case as the applicable Borrower may, upon notice received by the Agent at the Applicable Lending Office on the day and at the time required by Section 2.02 (and copies of which shall in any event be sent simultaneously to the Agent's U.S. Lending Office), select; provided, however, that:

         (a) no Borrower may select any Interest Period for any Term Advance of any Class which ends after any principal repayment date unless, after giving effect to such selection, the aggregate unpaid principal amount of Term Advances of such Class that are U.S. Base Rate Advances (in the case of U.S. Term Advances and Spanish Term Advances) and Term Advances of such Class having Interest Periods which end on or before such principal repayment date shall be at least equal to the amount of Term Advances of such Class due and payable on or before such date;

         (b) Interest Periods commencing on the same date for Advances by each Bank comprising part of the same Borrowing shall be of the same duration;

         (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

         (d) any Interest period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

         (e) No Borrower may select any Interest Period for any French Revolving Advance or U.S. Revolving Advance which ends after the applicable Maturity Date for such French Revolving Advances or U.S. Revolving Advances.

         (iv)     by adding the following new definitions:

         "EC Treaty" means the Treaty establishing the European Community (signed in Rome on 25 March 1957) and amended by the Treaty on European Union (signed in Maastricht on 7 February 1992), as amended from time to time.

         "EMU" means Economic and Monetary Union as contemplated in the Treaty establishing the European Community (signed in Rome on 25 March 1957) and amended by the Treaty on European Union (signed in Maastricht on 7 February
1992), as amended from time to time.

         "Euro" and/or "EUR" means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the EC Treaty and as referred to in EMU Legislation.

         "Fourth Amendment" means Amendment No. 4 dated as of January 26, 2001 among the Company, SMF, PDM, the Banks and the Agent.

         (v)      by deleting the following definitions in their entirety:

         "French Alternate Rate";

         "French Alternate Rate Advance";

         "French Francs" and "FRF".

         (b) The last sentence of Section 1.04 of the Credit Agreement is hereby amended in its entirety as follows:

         The "Type" of an Advance refers to the determination whether such Advance is a Eurodollar Rate Advance, a Eurocurrency Rate Advance or a U.S. Base Rate Advance, each of which constitutes a Type.

         (c) Section 2.01 (b) of the Credit Agreement is hereby amended by replacing "5,000,000 French Francs and in integral multiples of 1,000,000 French Francs" with "EUR1,000,000 and in integral multiples of EUR100,000".

         (d) Sections 2.02(a) and (b) of the Credit Agreement are hereby amended in their entirety as follows:

                  (a) Notice. Each Borrowing shall be made pursuant to a Notice of Borrowing, given not later than (i) 10:00 a.m. (Dallas, Texas time) on the third Business Day before the date of a requested Borrowing in the case of a Eurodollar Rate Advance, (ii) 10:00 a.m. (Paris, France time) three Business Days before the date of a requested Borrowing in the case of a Eurocurrency Rate Advance, or (iii) 10:00 a.m. (Dallas, Texas time) on the Business Day of a requested Borrowing, in the case of a U.S. Base Rate Advance, by the Borrower to the Agent's Applicable Lending Office. The Agent shall give to each Bank prompt notice on the day of receipt of a timely Notice of Borrowing of such requested Borrowing by telecopier or telex. Each Notice of a Borrowing shall be by telecopier, telex or telephone, confirmed promptly in writing specifying (A) the requested date of such Borrowing (which shall be a Business Day), (B) the requested Type and Class of Advances comprising such Borrowing, (C) the requested aggregate amount of such Borrowing,
         (D) the applicable Borrower, and (E) if such Borrowing is to be comprised of Fixed Rate Advances, the requested Interest Period for each such Advance. In the case of a requested Borrowing comprised of Fixed Rate Advances, the Agent shall promptly notify each Bank of the applicable interest rate under Sections 2.06(c) or 2.06(d), as applicable. Each Bank shall (i) in the case of all Borrowings which are comprised of Eurodollar Rate Advances, before 11:00 a.m. (Dallas, Texas time) on the date of such Borrowing, (ii) in the case of all Borrowings which are comprised of Eurocurrency Rate Advances, before 11:00 a.m. (Paris, France time) on the date of such Borrowing, and (iii) in the case of Borrowings which are comprised of U.S. Base Rate Advances, before 1:00 p.m. (Dallas, Texas time) on the date of such Borrowing, make available through its Applicable Lending Office to the Agent at the Agent's Applicable Lending Office, or such other location as the Agent may specify by notice to the Banks, in same day funds, (A) in the case of a U.S. Term Borrowing, a French Term Borrowing or a Spanish Term Borrowing, such Bank's U.S. Term Share, French Term Share or Spanish Term Share of such Borrowing and (B) in the case of a U.S. Revolving Borrowing or a French Revolving Borrowing, such Bank's U.S. Revolving Share or French Revolving Share of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will promptly make such funds available to the applicable Borrower at such account as the applicable Borrower shall specify in writing to Agent.

                  (b) Conversions and Continuations. In order to elect to Convert or Continue an Advance under this Section, the Borrower desiring a Conversion or Continuation shall deliver an irrevocable Notice of Conversion or Continuation to the Agent at the Agent's office no later than (i) 11:00 a.m. (Dallas, Texas time) the Business Day of such requested Conversion date in the case of a Conversion to a U.S. Base Rate Advance, (ii) 11:00 a.m. (Dallas, Texas time) at least three Business Days in advance of such requested Conversion or Continuation date in the case of a Conversion to, or a Continuation of, a Eurodollar Rate Advance, or (iii) 11:00 a.m. (Paris, France time) at least three Business Days in advance of such requested Conversion or Continuation date in the case of a Conversion to, or Continuation of, a Eurocurrency Rate Advance. Each such Notice of Conversion or Continuation shall be in writing or by telex, telecopier or telephone, confirmed promptly in writing specifying (A) the requested Conversion or Continuation date (which shall be a Business Day), (B) the amount, Type, and Class of the Advance to be Converted or Continued, (C) whether a Conversion or Continuation is requested, and if a Conversion, into what Type of Advance, and (D) in the case of a Conversion to, or a Continuation of, a Fixed Rate Advance, the requested Interest Period. Promptly after receipt of a Notice of Conversion or Continuation under this paragraph, the Agent shall provide each Bank with a copy thereof and, in the case of a Conversion to or a Continuation of a Fixed Rate Advance, notify each Bank of the applicable interest rate under Sections 2.06(c) or 2.06(d), as applicable. The portion of Advances comprising part of the same Borrowing that are converted to Advances of another Type shall constitute a new Borrowing. Notwithstanding anything in this Agreement to the contrary, Conversions of Advances may only be made at the end of the applicable Interest Period for such Advances.

         (e) Section 2.02(c)(iii) is hereby amended by deleting "or French Alternate Rate Advance, as applicable".

         (f) Section 2.02(c)(v) is hereby amended by replacing "French Alternate Rate Advance" with "U.S. Base Rate Advance".

         (g) Section 2.02(c)(vii) is hereby amended by replacing "French Alternate Rate Advance" with "U.S. Base Rate Advance".

         (h) Section 2.03(a) of the Credit Agreement is amended by replacing "French Francs" with "Euros".

         (i) Section 2.04 of the Credit Agreement is amended by replacing "5,000,000 French Francs or an integral multiple of 500,000 French Francs" with "EUR1,000,000 or an integral multiple of EUR100,000."

         (j) Section 2.05(b)(ii) of the Credit Agreement is amended in its entirety as follow:

                  (ii) SMF shall ratably repay the French Term Advances to the Banks based on each Bank's French Term Share in installments in the aggregate amounts and on the dates indicated as follows:

                              Date                     Amount
                        ----------------          ----------------
                        January 31, 2002          EUR12,704,084.77
                         July 31, 2002            EUR12,704,084.77
                        January 31, 2003          EUR12,704,084.77

         (k) Section 2.06(b) of the Credit Agreement is amended in its entirety to read "Intentionally deleted".

         (l) Section 2.06(d) of the Credit Agreement is amended by replacing "French Alternate Rate" with "Adjusted U.S. Base Rate".

         (m) Section 2.07(b) of the Credit Agreement is amended by replacing "(iii) in the case of French Revolving Advances, 1,000,000 French Francs, and (iv) in the case of French Term Advances, 5,000,000 French Francs" with "(iii) in the case of French Revolving Advances, EUR150,000, and (iv) in the case of French Term Advances, EUR1,000,000".

         (n) Section 2.07(e) of the Credit Agreement is amended by deleting "(if the affected Advances are Eurodollar Rate Advances) or a French Alternate Rate Advance (if the affected Advances are Eurocurrency Rate Advances)".

         (o) Section 2.09(a) of the Credit Agreement is amended by replacing "the Eurodollar Rate, Eurocurrency Rate or French Alternate Rate, as applicable" with "the Eurodollar Rate or the Eurocurrency Rate, as applicable".

         (p) Section 2.10(a) of the Credit Agreement is amended by replacing "French Francs" with "Euros".

         (q) Section 2.10(b) of the Credit Agreement is amended by deleting", the French Alternate Rate."

         (r) Section 6.09(d) of the Credit Agreement is amended by (i) replacing "FRF30,000,000" with "EUR4,575,000.00" and (ii) replacing "FRF20,000,000" with "EUR3,100,000.00".

         (s) Section 8.01 of the Credit Agreement is amended by replacing "French Francs" with "Euros".

         (t) Section 10.14 of the Credit Agreement is amended by replacing "French Francs" with "Euros".

         (u) Exhibits A, B-1 and B-2 to the Credit Agreement are amended in their entirety and replaced with the attached Exhibits A, B-1 and B-2, respectively.

         Section 3. Conversion to Euros. On the date hereof, all outstanding Eurocurrency Rate Advances shall be converted from French Francs to Euros. As of the date hereof, the outstanding amount of the French Term Advances in Euros for each Bank is set forth on the attached Schedule 1. The Agent shall promptly notify each Bank of the Eurocurrency Rate under Section 2.06(d).

         Section 4. Representations and Warranties. The Borrowers and the Guarantor represent and warrant to the Agent and the Banks as of the date hereof:

         (a) Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects;

         (b) (i) The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and the Guarantor and have or will have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers and the Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

         (c)      No Default or Event of Default has occurred and is continuing;
and

         (d)      No Potential Phaseout Event has occurred.

         Section 5. Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided in Section 2 of this Amendment when the Agent shall have received this Amendment duly and validly executed by the Borrowers, the Agent and the Banks.

         Section 6. Reaffirmation of Guaranty. The Company hereby reaffirms its obligations under Article VIII of the Credit Agreement and agrees to remain liable for the repayment of the Guaranteed Obligations (as defined therein), as such Guaranteed Obligations have been amended hereby.

         Section 7. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.

         EXECUTED as of the date first set forth above.

                                             BORROWERS:

                                             SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                             By: /s/ WAYNE H. DEITRICH
                                                ---------------------------------------------------
                                                     Wayne H. Deitrich
                                                     Chairman and Chief Executive Officer

                                             SCHWEITZER-MAUDUIT FRANCE S.A.R.L.

                                             By: /s/ JEAN-PIERRE LE HETET
                                                ---------------------------------------------------
                                                     Jean-Pierre Le Hetet
                                                     Gerant (Manager)

                                             PDM INDUSTRIES S.N.C.

                                             By: Papeteries de Mauduit S.A., as Manager

                                                      By: /s/ JEAN-PIERRE LE HETET
                                                         ------------------------------------------
                                                         Jean-Pierre Le Hetet
                                                         Legal Representative

                                             GUARANTOR:

                                             SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                             By: /s/ WAYNE H. DEITRICH
                                                ---------------------------------------------------
                                                     Wayne H. Deitrich
                                                     Chairman and Chief Executive Officer

                                             AGENT:

                                             SOCIETE GENERALE

                                             By: /s/ NICOLAS GUERIN
                                                ---------------------------------------------------
                                                     Nicolas Guerin
                                                     Vice President

                                             BANKS:

French Revolving Commitment                  SOCIETE GENERALE
EUR4723096.40
                                             By: /s/ NICOLAS GUERIN
                                                ---------------------------------------------------
                                                     Nicolas Guerin
                                                     Vice President

French Revolving Commitment                  BANQUE NATIONALE DE PARIS - PARIBAS
EUR1657883.06
                                             By: /s/ BERNARD ROLLAND
                                                ---------------------------------------------------
                                                     Bernard Rolland


French Revolving Commitment                  CREDIT LYONNAIS
EUR1905612.72
                                             By: /s/ CHANTAL ROGER
                                                ---------------------------------------------------
                                                     Chantal Roger
                                                     Responsible Unite de Base Contrats Entreprises

French Revolving Commitment                 NATEXIS BANQUE
EUR4135179.59
                                            By:  /s/ ERIC DE VARAX
                                                ---------------------------------------------------
                                                     Monsieur Eric de VARAX
                                                     Directeur Regional Region Ouest

                                            By:  /s/ FLORENT CHARLET
                                                ---------------------------------------------------
                                                Monsieur Florent CHARLET
                                                Charge d'Affaires

French Revolving Commitment                 SUNTRUST BANK
EUR4234694.92
                                            By:  /s/ DANIEL S. KOMITOR
                                                ---------------------------------------------------
                                                     Daniel S. Komitor
                                                     Director

                                            By:  /s/ BRANDON GALL
                                                ---------------------------------------------------
                                                     Brandon Gall
                                                     Associate

French Revolving Commitment                 WACHOVIA BANK, N.A.
EUR2399660.46
                                            By:  /s/ HUGH POPE
                                                ---------------------------------------------------
                                                     Hugh Pope
                                                     Banking Officer

                                   SCHEDULE 1

Bank                                                      French Term Advances
-------------------------                                 --------------------
Societe Generale                                             EUR9,446,192.81

Banque Nationale de Paris                                    EUR3,315,766.12

Credit Lyonnais                                              EUR3,811,225.43

Natexis Banque                                               EUR8,270,359.19

SunTrust Bank                                                EUR8,469,389.85

Wachovia Bank, N.A.                                          EUR4,799,320.91
                                                            -----------------
TOTAL                                                          38,112,254.31

                                    EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE

                            Dated             , 19
                                  ------------    --

         Reference is made to the Amended and Restated Credit Agreement dated as of January 30, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement") among Schweitzer-Mauduit International, Inc., a Delaware corporation (the "Company"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), PDM Industries S.N.C., a French corporation ("PDM") (PDM and SMF are collectively referred to as "French Borrowers"), Schweitzer-Mauduit Spain, S.L., sociedad unipersonal, a Spanish corporation with a sole shareholder ("SMS" and SMS, the French Borrowers and the Company are collectively referred to as the "Borrowers"), the Banks and Societe Generale, as Agent for the Banks. Capitalized terms not otherwise defined in this Assignment and Acceptance shall have the meanings assigned to them in the Credit Agreement.

         Pursuant to the terms of the Credit Agreement, ____________ wishes to assign and delegate ___% [Specify percentage in no more than 5 decimal points.] of its rights and obligations under the Credit Agreement. Therefore, _____________ ("Assignor"), ___________ ("Assignee"), and the Agent agree as follows:

         1. As of the Effective Date (as defined below), the Assignor hereby sells and assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor and without representation or warranty except for the representations and warranties specifically set forth in clauses (i), (ii), and (iii) of Section 2, a ___% interest in and to all of the Assignor's rights and obligations under the Credit Agreement in connection with its Commitments, including, without limitation, such percentage interest in the Assignor's U.S. Revolving Commitment, French Revolving Commitment and Spanish Term Commitment, the Advances owing to the Assignor, and the U.S. Revolving Note, the French Revolving Note, the U.S. Term Note, the French Term Note and the Spanish Term Note held by the Assignor.

         2. The Assignor (i) represents and warrants that, prior to executing this Assignment and Acceptance, its U.S. Revolving Commitment is $__________, its French Revolving Commitment is EUR___________, its Spanish Term Commitment is $____________, the aggregate outstanding principal amount of U.S. Revolving Advances owed to it by the Company is $__________, the aggregate outstanding principal amount of French Revolving Advances owed to it by the French Borrowers is EUR__________, the aggregate principal amount of U.S. Term Advances owed to it by the Company is $___________, the aggregate principal amount of French Term Advances owed to it by SMF is EUR_________, and the aggregate principal amount of Spanish Term Advances owed to it by the Company is $___________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any guarantor or the performance or observance by the Borrowers or any guarantor of any of their obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for a new U.S. Revolving Note dated the Effective Date in the principal amount of $___________, a new French Revolving Note dated the Effective Date in the principal amount of EUR___________, a new U.S. Term Note dated the Effective Date in the principal amount of $___________, a new French Term Note dated the Effective Date in the principal amount of EUR___________, and a new Spanish Term Note dated the Effective Date in the principal amount of $___________, each payable to the order of the Assignee [, a new U.S. Revolving Note dated the Effective Date in the principal amount of $___________, a new French Revolving Note dated the Effective Date in the principal amount of EUR___________, a new U.S. Term Note dated the Effective Date in the principal amount of $___________, a new French Term Note dated the Effective Date in the principal amount of EUR___________, and a new Spanish Term Note dated the Effective Date in the principal amount of $___________, each payable to the order of the Assignor].

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.05 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii)agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Credit Document; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and any other Credit Document as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or any other Credit Document are required to be performed by it as a Bank; (v) specifies as its U.S. Lending Office (and address for notices), Eurodollar Lending Office, Eurocurrency Lending Office, and French Alternate Lending Office, the offices set forth beneath its name on the signature pages hereof;
(vi) attaches the forms prescribed by the appropriate Governmental Entity certifying as to the Assignee's status for purposes of determining exemption from withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and its Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty [If the Assignee is organized under the laws of a jurisdiction outside the United States or France.], and (vii) represents that it is an Eligible Assignee.

         4. The effective date for this Assignment and Acceptance shall be _____________, 200_ (the "Effective Date") [See Section 10.06 of the Credit Agreement. Such date shall be at least three Business Days after the execution of this Assignment and Acceptance.] and following the execution of this Assignment and Acceptance, the Agent will record it.

         5. Upon such recording, and as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement as a "Bank" thereunder for all purposes, and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (other than rights against the Borrower pursuant to Sections 2.08, 2.09, 2.11(c) and 10.07 of the Credit Agreement, which shall survive this assignment) and be released from its obligations under the Credit Agreement (except for its obligations under Section 9.05, which shall survive this assignment).

         6. Upon such recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         The parties hereto have caused this Assignment and Acceptance to be duly executed as of the date first above written.

                                    [ASSIGNOR]

                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                    Attention:
                                               ---------------------------------
                                    Telecopy:
                                             -----------------------------------
                                    Telephone:
                                              ----------------------------------

                                    [ASSIGNEE]

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    U.S. Lending Office:

                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                    Attention:
                                               ---------------------------------
                                    Telecopy:
                                             -----------------------------------
                                    Telephone:
                                              ----------------------------------

                                    Eurodollar Lending Office:

                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                    Attention:
                                               ---------------------------------
                                    Telecopy:
                                             -----------------------------------
                                    Telephone:
                                              ----------------------------------

                                    Eurocurrency Lending Office:

                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                    Attention:
                                               ---------------------------------
                                    Telecopy:
                                             -----------------------------------
                                    Telephone:
                                              ----------------------------------

                                    French Alternate Lending Office:

                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                    Attention:
                                               ---------------------------------
                                    Telecopy:
                                             -----------------------------------
                                    Telephone:
                                              ----------------------------------

                                    SOCIETE GENERALE, as Agent

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                    SCHWEITZER-MAUDUIT FRANCE S.A.R.L.
                                    PDM INDUSTRIES S.N.C.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT B-1
                              FRENCH REVOLVING NOTE

     EUR                                                           , 200
        ----------------                              -------------     -

         For value received, the undersigned Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), and PDM Industries S.N.C., a French corporation ("PDM", collectively together with SMF, the "French Borrowers"), hereby joint and severally promise to pay to the order of _____________ ("Bank") the principal amount of ____________ and __/100 Euros (EUR_______________) or, if
less, the aggregate outstanding principal amount of each French Revolving Advance (as defined in the Credit Agreement referred to below) made by the Bank to the French Borrowers, together with interest on the unpaid principal amount of each such French Revolving Advance from the date of such French Revolving Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

         This Note is one of the French Revolving Notes referred to in, and is entitled to the benefits of, and is subject to the terms of, the Amended and Restated Credit Agreement dated as of January 30, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement"), among Schweitzer-Mauduit International, Inc., a Delaware corporation, the French Borrowers, Schweitzer-Mauduit Spain, S.L., sociedad unipersonal, a Spanish corporation with a sole shareholder, the Banks and Societe Generale, as Agent for the Banks. Capitalized terms used in this Note that are defined in the Credit Agreement and not otherwise defined in this Note have the meanings assigned to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of French Revolving Advances by the Bank to the French Borrowers from time to time in an aggregate amount not to exceed at any time outstanding the Euro amount first above mentioned, the indebtedness of the French Borrowers resulting from each such French Revolving Advance being evidenced by this Note and (b) contains provisions for acceleration of the maturity of this Note upon the happening of certain events stated in the Credit Agreement and for prepayments of principal prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         Both principal and interest are payable in Euros to the Agent at 29, Boulevard Haussman, 75009 Paris France (or at such other location or address as may be specified by the Agent in writing to the French Borrowers) in same day funds. The Bank shall record all French Revolving Advances and payments of principal made under this Note, but no failure of the Bank to make such recording shall affect the French Borrowers' repayment obligations under this Note.

         Except as specifically provided in the Credit Agreement, the French Borrowers hereby waive presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Note shall operate as a waiver of such rights.

         Subject to applicable federal law, this Note shall be governed by and construed and enforced in accordance with the laws of the state of New York.

                                    SCHWEITZER-MAUDUIT FRANCE S.A.R.L.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    PDM INDUSTRIES S.N.C.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT B-2
                                FRENCH TERM NOTE

     EUR                                                           , 200
        ----------------                              -------------     -

         For value received, the undersigned, Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), hereby promises to pay to the order of _____________ ("Bank") the principal amount of ____________ and __/100 Euros
(EUR_______________) or, if less, the aggregate outstanding principal amount of each French Term Advance (as defined in the Credit Agreement referred to below) made by the Bank to SMF, together with interest on the unpaid principal amount of each such French Term Advance from the date of such French Term Advance until such principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

         This Note is one of the French Term Notes referred to in, and is entitled to the benefits of, and is subject to the terms of, the Amended and Restated Credit Agreement dated as of January 30, 1998 (as the same may be amended or modified from time to time, the "Credit Agreement"), among Schweitzer-Mauduit International, Inc., a Delaware corporation, SMF, PDM Industries S.N.C., a French corporation, Schweitzer-Mauduit Spain, S.L., sociedad unipersonal, a Spanish corporation with a sole shareholder, the Banks and Societe Generale, as Agent for the Banks. Capitalized terms used in this Note that are defined in the Credit Agreement and not otherwise defined in this Note have the meanings assigned to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the maintaining of French Term Advances by the Bank to SMF from time to time in an aggregate amount not to exceed at any time outstanding the Euro amount first above mentioned, the indebtedness of SMF resulting from each such French Term Advance being evidenced by this Note and (b) contains provisions for acceleration of the maturity of this Note upon the happening of certain events stated in the Credit Agreement and for prepayments of principal prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         Both principal and interest are payable in Euros to the Agent at 29, Boulevard Haussman, 75009 Paris France (or at such other location or address as may be specified by the Agent in writing to SMF) in same day funds. The Bank shall record all French Term Advances and payments of principal made under this Note, but no failure of the Bank to make such recording shall affect SMF's repayment obligations under this Note.

         Except as specifically provided in the Credit Agreement, SMF hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Note shall operate as a waiver of such rights.

         Subject to applicable federal law, this Note shall be governed by and construed and enforced in accordance with the laws of the state of New York.

                                    SCHWEITZER-MAUDUIT FRANCE S.A.R.L.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------